UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): April 28, 2025

National Vision Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38257	46-4841717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2435 Commerce Avenue

Bldg. 2200

Duluth, Georgia 30096-4980

(Address of principal executive offices, including zip code)

(770) 822-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	EYE	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2025, the Board of Directors (the “Board”) of National Vision Holdings, Inc. (NASDAQ: EYE) (“National Vision” or the “Company”) approved the Company’s CEO succession plan (the “Succession Plan”). Under this plan, effective August 1, 2025, Alex Wilkes will succeed Reade Fahs as the Company’s Chief Executive Officer and will be appointed to the Company’s Board. Mr. Fahs will assume the role of Executive Chairman. D. Randolph Peeler, the current Chair of the Board, will assume the role of Lead Independent Director.

Mr. Wilkes, 46, was appointed as president of National Vision in August of 2024. Previously, he served as President of the Americas at CooperVision, a global leader in contact lenses, since June 2022. Prior to CooperVision, Mr. Wilkes spent over a decade at EssilorLuxottica, a leading global eyewear company, in various roles including as Senior Vice President and General Manager of Pearle Vision from February 2016 to June 2022, where he was responsible for oversight of the brand.

In connection with Mr. Wilkes’ appointment to Chief Executive Officer, the Company’s compensation committee approved certain changes to Mr. Wilkes’ compensation. In accordance with his new position and responsibilities, Mr. Wilkes’ salary was increased from $600,000 to $900,000, effective August 1, 2025, and his target annual cash bonus opportunity for 2025 was increased from $450,000 to $900,000. In addition, on August 1, 2025, Mr. Wilkes will receive a one-time, promotional grant of restricted stock units (“RSUs”) having a grant date value of $1,000,000, which will vest in three annual installments, conditioned upon his continued employment.

Under the Succession Plan, Mr. Fahs entered an Executive Chair Agreement with the Company. Mr. Fahs’ salary will be reduced to $700,000 effective August 1, 2025. His target annual cash incentive opportunity remains unchanged for 2025 but will be reduced to $560,000 for 2026, and he will not receive an annual cash incentive award for 2027. In 2026, Mr. Fahs will receive an award of RSUs having a grant date value equal to $2,000,000 that vest in three annual installments, conditioned upon his continued employment through the date of the Company’s 2027 annual meeting of stockholders, which is when the term of the Executive Chair Agreement ends. If the Company terminates the Executive Chair Agreement without “cause” or Mr. Fahs resigns for “good reason” (as such terms are defined in the Executive Chair Agreement) before the end of the term, then, conditioned upon his execution and non-revocation of a general release of claims, Mr. Fahs will receive severance equal to the remaining salary that he would have earned through the end of the term, payable in installments in accordance with our normal payroll practices, plus his target cash bonus for the year of termination (if any), and continued vesting of his then-outstanding equity awards. A copy of the Executive Chair Agreement will be filed with the Company’s next quarterly report on Form 10-Q.

There are no arrangements or understandings between Mr. Wilkes and any other person pursuant to which Mr. Wilkes was appointed to serve as Chief Executive Officer and a director of the Company. There are no family relationships between Mr. Wilkes and any of the Company’s directors or executive officers. Mr. Wilkes has no direct or indirect material interest in any existing or currently proposed transaction that would require disclosure under Item 404(a) of Regulation S-K.

Additionally, Thomas V. Taylor, Jr., who joined the Board in 2018, will not stand for reelection at the 2025 annual meeting of stockholders (the “Annual Meeting”) and will be departing as a director immediately following the Annual Meeting. Mr. Taylor is currently the chair of the compensation committee. Mr. Taylor’s departure is in no way due to any disagreement with the Company, nor is it the result of a removal “for cause.” In connection with Mr. Taylor’s departure from the Board, the size of the Board will be reduced from eleven directors to ten at the time of the opening of the polls at the Annual Meeting. The size of the Board will be increased effective upon Mr. Wilkes joining the Board on August 1, 2025.

Item 7.01	Regulation FD Disclosure.

On April 29, 2025, National Vision issued a press release announcing the Succession Plan. A copy of the press release is furnished with this report as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of National Vision’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No. Description

99.1	National Vision Holdings, Inc. Press Release dated April 29, 2025.

104	Cover page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934. These statements include statements related to our current beliefs and expectations regarding the performance of our industry, the Company’s strategic direction, market position, prospects and future results. You can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Caution should be taken not to place undue reliance on any forward-looking statement as such statements speak only as of the date when made. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. Forward-looking statements are not guarantees and are subject to various risks and uncertainties, which may cause actual results to differ materially from those implied in forward-looking statements. Information about factors that could cause National Vision’s results to differ materially from those described in the forward-looking statements can be found in filings by National Vision with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the fiscal year ended December 28, 2024, under the caption “Risk Factors,” and subsequently filed reports, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

National Vision Holdings, Inc.

Date: April 29, 2025	By:	/s/ Jared Brandman
	Name:	Jared Brandman
	Title:	Senior Vice President, General Counsel and Secretary